                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 16, 1999.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)

       British Columbia, Canada              0-18429              98-0121376
     ------------------------       --------------------     -------------------
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


          4126 Norland Avenue, Burnaby, British Columbia          V5G 3S8
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            (Address of principal executive offices)             (zip code)

        Registrant's telephone number, including area code 604-299-9321
                                                          ---------------------
                                            N/A
                                           ------------------------------------
          (Former name or former address, if changed since last report)

                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4

ITEM 5.        OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               Exhibit No.   Description

               Exhibit 99 The Loewen Group Inc. Press Release dated November 16, 1999.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 1999.

                                     THE LOEWEN GROUP INC.

                                     By:  /s/ BRADLEY D. STAMP
                                        ---------------------------------------
                                     Name:         Bradley D. Stam
                                     Title:        Senior Vice President, Law

                                  EXHIBIT INDEX

                                                                     Sequential
Number         Exhibit                                               Page Number
------         -------                                               -----------
99             The Loewen Group Inc.                                          4
               Press Release dated November 16, 1999